UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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FLEXTRONICS INTERNATIONAL LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on August 20, 2015. FLEXTRONICS INTERNATIONAL LTD. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www. proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the impor tant information contained in the proxy materials before voting. proxy materials and voting instructions. M94935-P67781 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:June 22, 2015 Date: August 20, 2015Time: 9:00 a.m. PacificTime Location: 847 Gibraltar Drive Milpitas, CA 95035 U.S.A.

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. M94936-P67781 Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Proxy Materials Available to VIEW or RECEIVE: COMBINED ANNUAL REPORT AND PROXY STATEMENT (PERTAINING TO THE ANNUAL AND EXTRAORDINARY MEETINGS) How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before August 6, 2015 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following proposals: 1a. Re-election of Mr. Lay Koon Tan as a director of Flextronics. 1b. Re-election of Mr. William D. Watkins as a director of Flextronics. 2. Re-appointment of Mr. Lawrence A. Zimmerman as a director of Flextronics. 3. To approve the re-appointment of Deloitte & Touche LLP as Flextronics's independent auditors for the 2016 fiscal year and to authorize the Board of Directors to fix its remuneration. 4. To approve a general authorization for the directors of Flextronics to allot and issue ordinary shares. 5. NON-BINDING, ADVISORY RESOLUTION. To approve the compensation of Flextronics's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, set forth in "Compensation Discussion and Analysis" and in the compensation tables and the accompanying narrative disclosure under "Executive Compensation" in Flextronics's proxy statement relating to its 2015 annual general meeting. S1. Extraordinary General Meeting Proposal: To approve the renewal of the Share Purchase Mandate relating to acquisitions by Flextronics of its own issued ordinary shares. NOTE: In their discretion, the Proxies are authorized to vote upon such other matters as may properly be put before the meeting or any adjournment thereof. M94937-P67781 Voting Items

M94938-P67781 Voting Instructions